Exhibit 10.6

TRANSITION SERVICES AGREEMENT

           THIS AGREEMENT (the "Agreement") made this 10th day of December,  2002 by and between Quantum Peripherals (M) Sdn. Bhd. (Company No. 267908-V), a corporation organized under the laws of Malaysia and having its registered office at Plot 21(A), Bayan Lepas FIZ IV, 11900 Penang, Malaysia (the “Seller”), and Jabil Circuit Sdn. Bhd. (Company No. 336537-M), a corporation organized under the laws of Malaysia and having its registered office at 56, Hilir Sungai Keluang 1, Bayan Lepas FIZ IV, 11900 Penang, Malaysia (the “Purchaser”).

R E C I T A L S

           A.    The Seller and the Purchaser have entered into an Asset Purchase Agreement dated August 29, 2002 (the "Purchase Agreement"), by which the Purchaser will purchase from the Seller and the Seller will sell to the Purchaser substantially all of the assembly and fulfillment operations for the production of the Seller’s Products currently assembled by the Seller at the Facility (capitalized terms not expressly defined in this Agreement shall have the meanings ascribed to them in the Purchase Agreement); and

           B.     Each of the Purchaser and the Seller will provide certain services as set forth in this Agreement in connection with the transition of the responsibility for the manufacture and assembly of the Products (the "Business") from the Seller to the Purchaser in accordance with the terms and conditions of that certain Master Supply and Intellectual Property Agreement, dated as of the date of this Agreement.

           NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           Section 1.  Provision of Services

           Each of the Seller and the Purchaser shall provide the transition services specified on the applicable Exhibits attached to this Agreement (the "Services") and for the periods set forth on such Exhibits.  It is understood by the parties that the manner and level of the Services to be provided under this Section 1 shall be substantially consistent with recent historical practice and that the Services shall be provided by each party with no less than the same degree of quality and timeliness customarily exercised by it in connection with its own business operations.

           Section 2.  Compensation

           Each party shall pay for the Services provided under this Agreement in accordance with the Exhibit attached to this Agreement setting forth the Services so performed.

           Section 3.  Warranty, Liability and Indemnity

           (a)    Except as provided in the last sentence of Section 1, neither party makes any warranties, express or implied, with respect to the Services to be provided under this Agreement.

           (b)    Neither party shall be liable to the other party for any loss (including loss of profits), damage, claim, liability or expense of any kind caused directly or indirectly ("Losses") by any action taken in connection with the Services to be provided under this Agreement, except, with respect to the liability of the Seller or the Purchaser, to the extent such Losses arise from the negligence or willful misconduct of such party.  Under no circumstances shall either party have any liability to the other party for any indirect or consequential damages with respect to the performance of the Services specified in this Agreement.

           (c)    Each party shall indemnify and hold harmless the other party and its directors, officers, employees and agents from and against all Losses resulting or arising from the negligent acts or omissions or willful misconduct of the indemnifying party or its directors, officers, employees or agents.

           Section 4.  Force Majeure

           Neither party shall be in default under this Agreement for failure or delay in performance of its obligations under this Agreement, if caused by an act of God or public enemy, war, government acts, regulations or orders, fire, flood, embargo, quarantine, epidemic, labor stoppages or other disruptions, accident, unusually severe weather or other cause similar or dissimilar, reasonably beyond the control of such party, provided that such party gives the other party written notice thereof promptly upon discovery thereof and uses reasonable efforts to cure or mitigate the delay or failure to perform.

           Section 5.  Proprietary Information and Rights

           Each party acknowledges that the other possesses, and will continue to possess, information that has been created, discovered or developed by it and/or in which property rights have been assigned or otherwise conveyed to it, which information has commercial value and is not in the public domain. The proprietary information of each party will be and remain the sole property of such party and its assigns. Each party shall use the same degree of care that it normally uses to protect its own proprietary information to prevent the disclosure to third parties of information that has been identified as proprietary by written notice to such party from the other party. Neither party shall make any use of the information of the other which has been identified as proprietary except as contemplated or required by the terms of this Agreement. Notwithstanding the foregoing, this Section shall not apply to any information that a party can demonstrate: (a) was, at the time of disclosure to it, in the public domain through no fault of such party; (b) was received after disclosure to it from a third party who had a lawful right to disclose such information to it; or (c) was independently developed by the receiving party.  Notwithstanding anything in this Agreement to the contrary, each party shall comply with the provisions in Section 6.04 of the Purchase Agreement restricting the use by each party of non-public information of the other party.

           Section 6.  Termination

           (a)    This is a master agreement and shall be construed as a separate and independent agreement for each and every Service. Any termination of this Agreement with respect to any Service shall not terminate this Agreement with respect to any other Service then being provided pursuant to this Agreement.

           (b)    Upon 30 days' written notice, either party may terminate this Agreement with respect to any Service in the event of the failure of the other party to pay any invoice within*****days after the receipt by such other party of such invoice or upon any other material breach by such other party of this Agreement with respect to such Service, unless such other party is disputing the invoice in good faith or such other party shall have paid the invoice or cured such breach within the 30 day notice period; provided, however, each of the parties acknowledge and agree that the Purchaser shall not be in breach of this Agreement in the event it is unable to perform its obligations under this Agreement primarily as a result of the Seller's inability to maintain the "Service Level Expectations" as set forth on Exhibit A.

           (c)    This Agreement will terminate automatically as to particular Services upon the completion of performance of those Services as provided in the relevant Exhibit to this Agreement. All accrued and unpaid charges payable by the parties for Services performed under this Agreement shall be paid upon termination of this Agreement with respect to such Services.

           (d)    Following any termination of this Agreement, each party shall cooperate in good faith with the other to transfer and/or retain all records, prepare and file tax returns and take all other actions necessary to provide the Seller and the Purchaser and their respective successors and assigns with sufficient information in the form requested by the Seller or the Purchaser, or their respective successors and assigns, as the case may be, to make alternative service arrangements substantially consistent with those contemplated by this Agreement.

           Section 7.  No Implied Assignments or Licenses

           Nothing in this Agreement is to be construed as an assignment or grant of any right, title or interest in any trademark, copyright, design or trade dress, patent right or other intellectual or industrial property right.

           Section 8.  Relationship of Parties

           The parties are independent contractors.   Except as expressly set forth in this Agreement, neither party has the authority to, and each party agrees that it shall not, directly or indirectly contract any obligations of any kind in the name of or chargeable against the other party without such party's prior written consent.

           Section 9.  Assignment and Delegation

           Neither party to this Agreement may assign or delegate any of its rights or obligations under this Agreement without the prior written consent of the other party; provided, however that either party may assign this Agreement to an Affiliate, or to a third party in connection with a transfer of all or substantially all of its business or assets.

           Section 10.  Notices

           All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth below or to such other address as the party to whom notice is to be given may have furnished to the other parties to this Agreement in writing in accordance with this Agreement.  Any such notice or communication shall be deemed to have been delivered and received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of telecopier, on the date sent if confirmation of receipt is received and such notice is also promptly mailed by registered or certified mail (return receipt requested), (c) in the case of a nationally-recognized overnight courier in circumstances under which such courier guarantees next Business Day delivery, on the next Business Day after the date when sent and (d) in the case of mailing, on the fifth Business Day following that on which the piece of mail containing such communication is posted:

if to the Seller, to

Quantum Peripherals (M) Sdn.Bhd.
c/o Quantum Corporation
501 Sycamore Drive
Milpitas, California  95035
Attention:  *****
Telephone:  *****
Telecopy:    *****

with copies to:

Quantum Peripherals (M) Sdn.Bhd.
c/o Quantum Corporation
10125 Federal Drive
Colorado Springs, CO 80908-4508
Attention: *****
Telephone: *****
Telecopy: *****

Baker & McKenzie
Two Embarcadero Center
24th Floor
San Francisco, CA 94111-3909
Attention: *****
Telephone: *****
Telecopy: *****

if to the Purchaser, to:

Jabil Circuit, Inc.
10560 9th Street North
St. Petersburg, Florida 33716
Attention:  *****
Telecopy:  *****

With copies to:

Jabil Circuit, Inc.
10560 9th Street North
St. Petersburg, Florida 33716
Attention:  *****
Telecopy:   *****

Holland & Knight LLP
400 North Ashley Drive
Suite 2300
Attention:  *****.
Telephone:  *****
Telecopy:  *****

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.  Any party to this Agreement may give any notice, request, demand, claim or other communication under this Agreement using any other means (including ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended.

           Section 11.  Entire Agreement

           This Agreement, including the Exhibits,  contains the entire agreement between the parties with respect to the subject matter under this Agreement and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

           Section 12.  Parties in Interest

           This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Seller or the Purchaser or their respective successors or permitted assigns any rights or remedies under or by reason of this Agreement.

           Section 13.  Governing Law

           This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida without regard to conflicts of laws principles.

           Section 14.  Amendment; Waiver

           (a)    Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all parties to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

           (b)    No waiver by a party of any default, misrepresentation or breach of a warranty or covenant under this Agreement, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of a warranty or covenant under this Agreement or affect in any way any rights arising by virtue of any prior or subsequent occurrence.  No failure or delay by a party to this Agreement in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided under Applicable Law.

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           IN WITNESS WHEREOF, the parties to this Agreement here caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SELLER: Quantum Peripherals (M) Sdn. Bhd., a corporation organized under the laws of Malaysia By: /s/Shawn Hall, Shawn Hall, Director
PURCHASER: Jabil Circuit Sdn. Bhd., a corporation organized under the laws of Malaysia By: /s/Chris A. Lewis Chris A. Lewis, Director

[SIGNATURE PAGE TO THE TRANSITION SERVICES AGREEMENT]

EXHIBIT A*****

*****Confidential treatment has been requested for omitted portions.

EXHIBIT B*****

*****Confidential treatment has been requested for omitted portions.